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                                                                  EXHIBIT 10.28

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                                                     ASTERISKS DENOTE OMISSIONS.


                  NETGRAVITY ADSERVER NETWORK LICENSE AGREEMENT

This Agreement is made and entered into as of this 17th day of December, 1998 ("Effective Date") by and between NetGravity, Inc., a Delaware corporation, having its principal place of business at 1700 S. Amphlett Blvd., Suite 350, San Mateo, CA 94402 ("NetGravity") and the entity at the location listed on Exhibit A hereto ("License").

                                    RECITALS

A. NetGravity is the owner of proprietary Internet web site advertising sales and management software products.

B. Licensee wishes to obtain a license to use such software on the terms and conditions of this Agreement.

       NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1.                                DEFINITIONS

       The following terms shall have the following meanings:

1.1 "Software" means the proprietary Internet web site advertising sales and management software program developed by NetGravity known as AdServer Network which is comprised of the Program Components, in object code form only, and any updates and upgrades as may be issued to Licensee by NetGravity after the Effective Date.

1.2 "Program Component(s)" means the AdManager component, the AdServer NetWork component, and the AdClient NetWork component, the AdConsole component, and the AdInsight Server as further described on Exhibit A.

1.3 "Licensee's Service" shall mean an Internet web site advertising management service provided by Licensee to independent third party customers.

1.4 "Licensee Servers" shall mean the computer hardware servers owned or controlled by Licensee which host Licensee's Site and are used by Licensee in connection with providing Licensee's Service.

1.5    "Site(s)" means Licensee's site or sites on the World Wide Web.

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2.                              GRANT OF RIGHTS

2.1 Grant of License. Subject to the terms and conditions of this Agreement, NetGravity hereby grants to Licensee a perpetual, worldwide, nonexclusive license to install and use the number of copies of each Program Component of the Software indicated on Exhibit A to manage Licensee's advertising efforts on Licensee's Site(s), on third party Websites and throughout the Internet including, but without limitation, to manage advertising remotely from Licensee's Servers for customers of Licensee's Service No license is granted to Licensee to distribute the Software to its customers. Licensee may permit limited access to the Software on Licensee's Servers and use of such Software by customers of Licensee's Service only so long as such customers remain customers of Licensee's Service and provided that such customers have acknowledged in writing that the Software is licensed and their rights are limited to use on Licensee's Servers and have agreed in writing not to download, copy, distribute or attempt to make any other unauthorized use of the Software. Licensee may make backup copies of the Software for archival or disaster recovery purposes.

2.2 Restrictions. The license granted herein is granted solely to the person or entity set forth on Exhibit A, and not, by implication or otherwise, to any parent, subsidiary or affiliate of such person or entity. All rights not expressly granted hereunder are reserved to NetGravity. Licensee may not copy, distribute, reproduce, use or allow access to the Software except as explicitly permitted under this Agreement, and Licensee will not modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code from the Software or any internal data files generated by the Software. Licensee shall not remove, obscure, or alter NetGravity's copyright notice, trademarks, or other proprietary rights notices affixed to or contained within the Software.

2.3 Ownership. NetGravity owns and shall retain all right, title, and interest in and to the Software, including all copyrights, patents, trade secret rights, trademarks and other intellectual property rights therein. Licensee shall provide NetGravity with reasonable access to Licensee's facilities, at reasonable times during Licensee's normal business hours and upon reasonable notice, to verify Licensee's compliance with the terms of this Agreement.

3.                          DELIVERY OF THE SOFTWARE

3.1 Delivery. Within [*****] business days following the Effective Date, NetGravity shall deliver the Software electronically or by other means mutually agreed upon to Licensee at the location(s) set forth on Exhibit A.

3.2 Installation and Training. Following the delivery of the Software, NetGravity will provide, at no additional charge, reasonable assistance to Licensee by telephone and e-mail in installing the Software. Additionally, NetGravity shall provide, at no additional charge, on-site installation assistance and training ("SureStart") as listed on Exhibit A. During the installation period Licensee shall cooperate with NetGravity and do all things reasonably necessary to effectuate the completion of the installation of the Software in accordance with the terms and conditions of this Agreement.


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The date that installation of the Software on Licensee's system is complete and the Software is ready to be used on Licensee's systemin accordance with the documentation is referred to herein as the "Installation Date." The parties shall work together in good faith towards an Installation Date of no later than [*****]

4.                                    FEES

4.1 License Fee. In consideration for the rights granted hereunder, Licensee shall, subject to section 3.2 above, pay NetGravity license fees in the amounts and on the payment terms set forth on Exhibit A.

4.2 Taxes. Licensee shall be responsible for all sales taxes, use taxes and any other similar taxes imposed by any federal, state or local governmental entity on the transactions contemplated by this Agreement, excluding taxes based upon NetGravity's income. When NetGravity has the legal obligation to pay or collect such taxes, the appropriate amount shall be invoiced to and paid by Licensee unless Licensee provides NetGravity with a valid tax exemption certificate authorized by the appropriate taxing authority.

4.3 U.S. Dollars. All fees quoted and payments made hereunder shall be in U.S. Dollars.

5.                             NETGRAVITY SUPPORT

At Licensee's request, NetGravity will offer maintenance and technical support with respect to the Software, in excess of the consulting services and the SureStart listed on Exhibit A, under its then current standard Software Maintenance Subscription and Support Agreement, a copy of which is attached as Exhibit B.

6.                           WARRANTY AND DISCLAIMER

6.1 Functional Warranty. NetGravity warrants that for a period of [*****] days following the Installation Date of the Software: (i) the Software shall operate substantially in accordance with the then current documentation, including the specific areas of the documentation attached as Exhibit D, for such Software (ii) the Software shall schedule ads through the AdManager, deliver ads to the webserver, and has the ability to count and report impressions, clickthroughs, and yield and (iii) the media on which the Software is furnished shall be free from defects in materials and faulty workmanship under normal use. NetGravity does not warrant that the use of the Software will be uninterrupted or free from minor errors.

6.2    Additional Warranties. NetGravity warrants that as of the Effective Date
(i) it has the right to grant the rights granted under this Agreement, and (ii) the Software does not infringe any copyright, trademark, trade secret, patent or other proprietary right of any third party.

6.3 Year 2000 Warranty. NetGravity further warrants that, provided (i) Licensee uses the Software in accordance with its accompanying documentation, the Software shall correctly process,


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provide and/or receive date data within and between the 20th and 21st centuries, provided that all products used with the Software properly exchange date data with the Software. This Year 2000 Warranty shall be for a period of [*****] days beginning [*****]. In the event NetGravity becomes aware that the Software will not or does not process dates containing any date subsequent to the year 1999 correctly, NetGravity shall immediately notify Licensee of that fact.

6.4 Exclusive Remedy. Except with respect to a breach of the Intellectual Property Warranty (Section 6.2) and the Year 2000 Warranty (Section 6.3), Licensee's exclusive remedy and NetGravity's sole obligation with respect a breach of any of the foregoing warranties shall be for NetGravity to use reasonable efforts to correct any non-conforming performance or condition and if the Software cannot be corrected to conform to the documentation to refund License fees paid hereunder. In the event of a breach of the Intellectual Property Warranty, Licensee's exclusive remedy and NetGravity's sole obligation are defined in Section 7.1 of this Agreement. In the event of a breach of the Year 2000 Warranty, Licensee's exclusive remedy and NetGravity's sole obligation shall be to use reasonable efforts to correct any nonconformance and if the Software cannot be corrected to conform to the documentation to, at Licensee's sole discretion, replace it (if possible) or refund License fees paid hereunder. If the Software is replaced pursuant to this Section 6.4, then the warranty in
Section 6.1 shall still apply to such replacement software for the [*****] day period following the Installation of such replacement software.

Except as expressly provided herein, NETGRAVITY LICENSES THE SOFTWARE TO LICENSEE ON AN "AS IS" BASIS. NETGRAVITY MAKES NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT.

7.                              INDEMNIFICATION

7.1 By NetGravity. NetGravity shall indemnify, defend and hold harmless Licensee from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Licensee as a result of any claim that the Software, when used within the scope of this Agreement, infringes any copyright, trademark, or trade secret of any third party; provided that Licensee promptly notifies NetGravity in writing of any such claim and promptly tenders the control of the defense and settlement of any such claim to NetGravity at NetGravity's expense and with NetGravity's choice of counsel. Licensee shall cooperate with NetGravity, at NetGravity's expense, in defending or settling such claim and Licensee may join in defense with counsel of its choice at its own expense. If the Software is, or in the opinion of NetGravity may become, the subject of any claim for infringement or if it is adjudicatively determined that the Software infringes then NetGravity may, at its option and expense, either
(i) procure for Licensee the right from such third party to use the Software or
(ii) replace or modify the Software with other suitable and reasonably equivalent products so that the Software become noninfringing or (iii) if (i) and (ii) are not practicable, terminate this Agreement. If NetGravity terminates under subsection (iii) within the [*****] from the Effective Date, NetGravity will refund a pro-rata portion of the license fees (the refundable amount being determined by the total license fees reduced [*****] of


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the total). If NetGravity terminates under subsection (iii) at any time after the Effective Date, NetGravity will refund any prepaid subscription and support fees applicable to the remaining period for which the services will be terminated.

7.2 Exclusions. NetGravity shall have no liability for any infringement arising from (i) the use of other than the then-current, commercially available version of the Software, provided however, in the event that Licensee has not purchased updates and upgrades under a separate NetGravity Support and Subscription Agreement, and a previous version of the Software becomes infringing, NetGravity will, provided that Licensee ceases to use the infringing Software and installs the non-infringing version (a) make available the latest non-infringing version of the Software to Licensee at no cost and (b) indemnify Licensee for the period during which Licensee's use of the previous version of the Software infringed upon a third party's rights; (ii) the use of the Software other than as set forth in its accompanying documentation; (iii) the modification of the Software unless such modification was made or authorized by NetGravity, when such infringement would not have occurred but for such modification; or (iv) the combination or use of the Software with other software, hardware or other products not approved by NetGravity in advance or not appearing on NetGravity's then current software documentation or External Product Availability Matrix if such infringement would have been avoided by the use of the Software not in such combination. THIS SECTION 7 STATES NETGRAVITY'S ENTIRE OBLIGATION WITH RESPECT TO ANY CLAIM REGARDING THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

8.                          LIMITATION OF LIABILITY

EXCEPT IN REGARDS TO NETGRAVITY'S OBLIGATIONS UNDER SECTION 7.1 HEREIN, IN NO EVENT WILL NETGRAVITY'S LIABILITY ARISING OUT OF THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SOFTWARE EXCEED THE SUM OF THE LICENSE FEES ACTUALLY PAID BY LICENSEE HEREUNDER. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO ANY BREACH BY LICENSEE OF THE LICENSE RESTRICTIONS OR ITS CONFIDENTIALITY OBLIGATIONS. THE PARTIES AGREE THAT THIS SECTION 8 REPRESENTS A REASONABLE ALLOCATION OF RISK.

9.                              CONFIDENTIALITY

9.1 Definition. The term "Confidential Information" shall mean any information disclosed by one party to the other party in connection with this Agreement which is disclosed in writing, orally or by inspection and is identified as "Confidential" or "Proprietary" or which a party has reason to believe is treated as confidential by the other party. Any information, in whatever form, disclosed by NetGravity that relates to the Software and that is not publicly known is "Confidential Information."


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9.2    Obligation. Each party shall treat as confidential all Confidential
Information received from the other party, shall not use such Confidential Information except as expressly permitted under this Agreement, and shall not disclose such Confidential Information to any third party without the other party's prior written consent. Each party shall take reasonable measure to prevent the disclosure and unauthorized use of Confidential Information of the other party.

9.3 Exceptions. Notwithstanding the above, the restrictions of this Section shall not apply to information that:

       a) was independently developed by the receiving party without any use of the Confidential Information of the other party and by employees or other agents of (or independent contractors hired by) the receiving party who have not been exposed to the Confidential Information;

       b) becomes known to the receiving party, without restriction, from a third party without breach of this Agreement and who had a right to disclose it;

       c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the receiving party;

       d) was rightfully known to the receiving party, without restriction, at the time of disclosure; or

       e) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the other party and shall use its reasonable best efforts to obtain a protective order or otherwise prevent public disclosure of such information.

10.                           TERM AND TERMINATION

10.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue in force until terminated as follows:

10.2 If Licensee fails to make any payment not contested in good faith due within [*****] days after receiving written notice from NetGravity that such payment is delinquent, NetGravity may terminate this Agreement on written notice to Licensee at any time following the end of such [*****] day period.

10.3 If Licensee materially breaches Section 2.2 or Section 9 of this Agreement and fails to cure that breach within [*****] days after receiving written notice of the breach, NetGravity may terminate this Agreement on written notice at any time following the end of such [*****] day period.


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10.4   This Agreement shall terminate immediately upon notice in the event
Licensee becomes insolvent (i.e., becomes unable to pay its debts in the ordinary course of business as they come due) or makes an assignment of this Agreement for the benefit of creditors.

10.5 Survival. The following sections shall survive the termination, for any reason, of this Agreement: 4, 6, 7, 8, 9, 10, and 12.

10.6 Remedies. Licensee acknowledges that its breach of Section 2.2 or 9 would cause irreparable harm to NetGravity, the extent of which would be difficult to ascertain. Accordingly, Licensee agrees that, in addition to any other remedies to which NetGravity may be legally entitled, NetGravity shall have the right to obtain immediate injunctive relief in the event of a breach of such sections by Licensee or any of its officers, employees, consultants or other agents.

11.                            EXPORT REGULATIONS

Without affecting the scope of the license granted herein, in the event Licensee is permitted to transfer the Software to any location outside the United States under this Agreement, Licensee hereby agrees it will comply with all applicable United States export laws and regulations.

12.                              MISCELLANEOUS

12.1 Assignment. Licensee may not assign any of its rights or delegate any of its obligations under this Agreement, whether by operation of law or otherwise, without the prior express written consent of NetGravity, provided, however, that Licensee may assign its rights and obligations under this Agreement to any wholly-owned subsidiary which operates the sites so long as such assignee is not a direct competitor of NetGravity Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their respective successors and permitted assigns.

12.2 Waiver and Amendment. No modification, amendment or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party to be charged. No failure or delay by either party in exercising any right, power, or remedy under this Agreement, except as specifically provided herein, shall operate as a waiver of any such right, power or remedy.

12.3 Governing Law, Arbitration. This Agreement shall be governed by the laws of the State of California, USA, excluding conflict of laws provisions and excluding the 1980 United Nations Convention on Contracts for the International Sale of Goods. Any disputes arising out of this Agreement shall be resolved by binding arbitration in Santa Clara County California in accordance with the rules of the American Arbitration Association. The arbitrator shall have the power to grant injunctive relief.

12.4 Notices. All notices, demands or consents required or permitted under this Agreement shall be in writing. Notice shall be considered effective on the earlier of actual receipt or (a) the day following transmission if sent by facsimile followed by written confirmation by registered overnight carrier or certified United States mail; or (b) one (1) day after posting when sent by registered private


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overnight carrier (e.g., DHL, Federal Express, etc.); or (c) five (5) days after posting when sent by certified United States mail. Notice shall be sent to NetGravity at the addresses set forth on the first page of this Agreement and to Licensee at the address set forth on Exhibit A, or at such other address as shall be given by either party to the other in writing. Notices to NetGravity shall be addressed to the attention of Contracts Administrator.

12.5 Independent Contractors. The parties are independent contractors. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

12.6 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect.

12.7 Complete Understanding. This Agreement, including all Exhibits attached hereto, constitutes the final, complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreement.

12.8 Force Majeure. Neither party shall be liable to the other party for any failure or delay in performance caused by reasons beyond its reasonable control.

12.9 Purchase Orders. This Agreement shall control Licensee's use of the Software. All different or additional terms or conditions in any Licensee purchase order or similar document shall be null and void.

12.10 Execution. The parties have shown their acceptance of this Agreement by causing it to be executed below by their duly authorized representatives. This agreement may be executed in counterparts which together shall constitute one agreement and each party agrees that a copy of a counterpart executed by it and sent to the other by any method including without limitation facsimile shall constitute acceptance of this Agreement.


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NETGRAVITY

Signature:   /s/ Chris J. Krook
           -------------------------------------------------

Printed Name:   Chris J. Krook
             ------------------------------------------------

Title:   Corporate Controller
      --------------------------------------------------------

Date Signed:   12/22/98
            -------------------------------------------------

LICENSEE

Signature:   /s/ J. Horowitz
          ---------------------------------------------------

Printed Name: J. Horowitz
             --------------------------------------------------

Title: President
      ---------------------------------------------------------

Date Signed: 12/17/98
            ---------------------------------------------------


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                                    EXHIBIT A

       Licensee:     Vitamin Shoppe
                     4700 Westside Ave
                     North Bergen, NJ 07046

       Attention:    [License Administrator]:  Brian Griesbaum   phone: 201-866-7711 x3l38
                                                                 fax: 201-583-1840

       ADSERVER SOFTWARE LICENSED COMPONENTS:

       Program Components Description:

       The ad manager component contains the user interface and management database and the adserver network is a server application responsible for delivering advertisements remotely, and the ad client network component is the technology that integrates with server software to receive ads from the ad server. The AdConsole component serves as a report publishing platform to advertisers and agencies.

     Program Component                 Licensed Number of Copies

     AdManager                                     [*****]

     AdServer Network                              [*****]

     AdClient Network                              [*****]

     AdConsole                                     [*****]

     AdInsight                                     [*****]

*Licensee shall have the right to copy the AdServer for AdInsight (reporting) purposes. This additional copy of AdServer shall not be used for additional adserving capability.


SureStart Deployment

Package Price (Software/Surestart):          [*****]
NetGravity Consulting ([*****] days):        [*****]
                                         -----------
Total Software and Consulting Fees:          [*****]
*plus related travel and expenses

Payment Terms:

Payment 1 due earlier of [*****] days from the Effective Date or [*****] business days following the Installation Date: [*****]

Payment 2 due [*****] business days after the completed Installation Date and in no event later than [*****]: [*****]

Licensee shall have the right to purchase NetGravity's GeoTargeting Database at the [*****] as of the Effective Date through [*****].


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